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                                                                   EXHIBIT 10.40

                     CROSS-COLLATERALIZATION, CROSS-DEFAULT
                          AND CROSS-GUARANTY AGREEMENT

THIS CROSS-COLLATERALIZATION, CROSS-DEFAULT AND CROSS-GUARANTY AGREEMENT (this "Agreement") is made as of this 31 day of May, 2005 among (A) AHC PURCHASER, INC., a Delaware corporation ("SENIOR BORROWER"), AHC PURCHASER HOLDING II, INC., a Delaware corporation ("MEZZANINE BORROWER"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("GUARANTOR"), ITHACA BUNDY TENANT, INC., ITHACA STERLING COTTAGE OPERATOR, INC., NIAGARA STERLING COTTAGE OPERATOR, INC., NIAGARA NASH TENANT, INC. and CLINTON STERLING COTTAGE OPERATOR, INC., each a New York corporation (collectively, "NY GUARANTORS"), AHC PURCHASER HOLDING, INC., a Delaware corporation ("AHC GUARANTOR"), and ALTERNATIVE LIVING SERVICES
- NEW YORK, INC., a Delaware corporation ("ALS-NY"), and (B) MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation (collectively, with its successors and assigns, "LENDER").

                                    RECITALS:

A. The term "Junior Obligors" as used herein shall mean Mezzanine Borrower and Guarantor, collectively. The term "Senior Obligors" as used herein shall mean Senior Borrower, Guarantor, NY Guarantors, AHC Guarantor and ALS-NY, collectively. The term "Obligors" as used herein shall mean the Junior Obligors and the Senior Obligors, collectively. The term "Indebtedness" as used herein shall mean all payment obligations of any Obligor now or hereafter arising out of the Loan Documents. The term "Junior Indebtedness" shall mean all Indebtedness of any Junior Obligor arising other than by reason of this Agreement. The term "Senior Indebtedness" shall mean all Indebtedness of any Senior Obligor arising other than by reason of this Agreement. The term "Obligations" as used herein shall mean all other obligations of any Obligor now or hereafter arising out of the Loan Documents. The term "Junior Obligations" shall mean all Obligations of any Junior Obligor arising other than by reason of this Agreement. The term "Senior Obligations" shall mean all Obligations of any Senior Obligor arising other than by reason of this Agreement.

B. The entities comprising the Obligors and Lender are parties to various mezzanine and senior loan agreements, promissory notes and security instruments evidencing, securing and/or governing mezzanine and senior loans in the aggregate maximum principal amount of $72,500,000 (all documents now or hereafter evidencing, securing, governing or relating to the foregoing indebtedness, and any subsequent increase to such indebtedness, are hereinafter referred to collectively as the "Loan Documents").

C. It is the intention of the Obligors and Lender that (A) all entities comprising the Junior Obligors be and become obligated as guarantors for the due and punctual payment of all Senior Indebtedness evidenced by the Loan Documents and the due and punctual performance of all Senior Obligations of any Senior Obligor under the Loan Documents, and (B) all entities comprising the Senior Obligors be and become obligated as guarantors for the due and punctual payment of all Junior Indebtedness evidenced by the Loan Documents and the due and punctual performance of all Junior Obligations of any Junior Obligor under the Loan Documents. The Obligors operate as a common enterprise and will derive substantial value by reason of the benefits of the cross-guaranties and cross-collateralization provided for herein.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the Obligators and Lender hereby covenant and agree as follows:

      1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given them in the foregoing recitals.

      2. CROSS GUARANTY. Mezzanine Borrower hereby unconditionally and irrevocably guaranties to Lender, and to its successors, endorsees, transferees and assigns, (a) the prompt and complete payment when due, whether at the stated maturity, by acceleration or otherwise, of all Senior Indebtedness, and (b) the prompt and complete performance of all Senior Obligations. Each of the Senior Obligors hereby unconditionally and irrevocably guaranties to Lender, and to its successors, endorsees, transferees and assigns, (a) the prompt and complete payment

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when due, whether at the stated maturity, by acceleration or otherwise, of all
Junior Indebtedness, and (b) the prompt and complete performance of all Junior Obligations.

      3. CROSS-DEFAULT. In addition to all other rights and benefits granted to Lender under the Loan Documents, an "Event of Default" (as such term is defined in or used in each of the Loan Documents) shall be deemed to have occurred under all of the Loan Documents upon the occurrence of (a) any "Event of Default" (as defined in any Loan Document) under any Loan Document, or (b) a default beyond any applicable grace or cure period provided for under any Loan Document. The term "Default Condition" shall mean (a) an "Event of Default," if that term is defined or used in the applicable Loan Document, and (b) a default beyond any available grace or cure period in the applicable Loan Document.

      4. CROSS-COLLATERALIZATION. In addition to all other rights and benefits granted to Lender under the Loan Documents, all collateral, whether real or personal property, pledged or assigned by any Obligor to Lender as security for any portion of the Indebtedness and/or Obligations shall further serve as collateral security for all other portions of the Indebtedness and all other Obligations and all security interests, pledges and assignments made by any Obligor under any Loan Document are hereby reaffirmed and remade on such basis. Upon the occurrence of a Default Condition, Lender shall be entitled to exercise any and all remedies provided for in each of the Loan Documents or otherwise available at law or in equity, to satisfy any of the Indebtedness and Obligations, in such order and in such priority as Lender shall deem appropriate in its sole discretion. Lender shall not be required to resort to any other security or other remedies before proceeding upon the collateral supporting the Indebtedness and Obligations. Following the occurrence of a Default Condition, Lender may proceed against any Obligor or any of the collateral securing the Indebtedness and Obligations at any time it sees fit, independently of or concurrently with any other remedies.

      5. LOANS LINKED. Notwithstanding any provision to the contrary in any of the Loan Documents, (a) none of the Indebtedness may be prepaid in full or terminated without the simultaneous prepayment in full of all of the Indebtedness, (b) any prepayment in full of any promissory note evidencing a portion of the Indebtedness shall entitle Lender to accelerate the maturity date of all other promissory notes evidencing any portion of the Indebtedness and declare all of the Indebtedness to be immediately due and payable, and (c) no collateral securing or encumbered by any of the Loan Documents will be released until all Indebtedness is satisfied and all Obligations have been performed in full. All references contained in the Loan Documents to the "Loan Documents" (as such term is defined or used therein) or to any Loan Document shall refer to all of the Loan Documents.

      6. CONSENTS AND AFFIRMATION. Each of the Obligors hereby consent to all of the Loan Documents and hereby reaffirm their respective obligations under all of the Loan Documents to which they are a party.

      7. SUPPORT OF OTHER OBLIGORS OBLIGATIONS; WAIVERS AND SUBORDINATION.

            (a) Each Obligor acknowledges and agrees that (i) all references to an individual Obligor's Indebtedness and Obligations under the Loan Documents and to failures to perform or make payments required thereunder shall also be deemed to refer to all other Obligors' Indebtedness and Obligations under the Loan Documents, and (ii) the references to Lender's rights and remedies under the Loan Documents shall apply generally to actions taken or obligations incurred with respect to each of the Obligors.

            (b) Each Obligor hereby represents, warrants and covenants to Lender that (i) it has received adequate consideration for the execution of this Agreement and the other Loan Documents to the extent that they obligate it to act as a guarantor for the benefit of any of the other Obligors; (ii) the Loan Documents comply with any and all agreements between each of the Obligors regarding the Obligor's execution thereof; (iii) Lender has made no representation to any Obligor as to the creditworthiness of any other Obligor; and (iv) it has adequate means of obtaining financial and other information pertaining to the other Obligors' financial condition and any facts or circumstances that might in any way affect such Obligor's Indebtedness or Obligations under the Loan Documents, and Lender shall have no obligation to disclose to any Obligor any information or furnish any material acquired in the course of Lender's relationship with any other Obligor.

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            (c) Each Obligor waives any and all rights to require Lender, in connection with any of the Indebtedness and Obligations, to (i) proceed against any person, including itself or any of the other Obligors; (ii) proceed against or exhaust any collateral of the other Obligors or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from Obligor or comply with any other provision of the applicable Uniform Commercial Code (but such waiver shall apply to each Obligor only in its capacity as a guarantor, and shall not apply to any notice to such Obligor in its capacity as a borrower or grantor of collateral); (iv) pursue any other remedy in Lender's power; or (v) make any presentment, demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor.

            (d) Each Obligor hereby expressly waives (i) any and all rights to subrogation, indemnification and contribution and any other rights and defenses that are or may become available to such Obligor by reason of the fact that the Loan Documents secure Indebtedness and Obligations of any of the other Obligors; (ii) any and all rights to enforce any remedy which Lender now has or may hereafter have against the other Obligors and any benefit of, and any right to participate in, any security now or hereafter held by Lender for the Indebtedness or Obligations, (iii) notice of any and all defaults by any Obligor; (iv) the benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect; (v) any defense based on the failure of Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding; (vi) any defense based on an election of remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights it may have against any other Obligor, any other guarantor or any other person in connection with the guaranteed Indebtedness and Obligations; (vii) all demands for payment and/or performance; and (viii) any and all other rights or defenses any Obligor may have because any of the other Obligors' Indebtedness or Obligations are secured by the Loan Documents. The foregoing waiver is intended to be as broad as is legally permitted under applicable law and shall be interpreted and construed accordingly. Each of the Obligors hereby: (i) consents to any release of any guarantor of Indebtedness or Obligations or substitution or addition of any guarantor or any release of any collateral for any of the Indebtedness or Obligations; (ii) agrees that no delay by Lender in enforcing any of its rights or remedies, nor any extension of time, nor any modifications, supplements, increases or amendments hereafter made to the Loan Documents or the Indebtedness or Obligations evidenced thereby, shall limit or impair its liability as a guarantor or obligor, as the case may be; (iii) expressly consents to any such delays, extensions, modifications, supplements, increases and amendments with the same force and effect as though its written consent had been given to each of them; and (iv) agrees that its guaranty of the Indebtedness and the Obligations shall extend to and include all Indebtedness and Obligations evidenced by any extension, modification, supplement, increase or amendment to the Loan Documents. The intention of this Section is that each of the Obligors, in their capacities as guarantors under the Loan Documents, shall remain liable hereunder as guarantors of all Indebtedness and Obligations from time to time existing under the Loan Documents notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of a guarantor.

            (e) Without limiting the generality of the other waivers set forth herein, each Obligor also hereby expressly waives:

                  (i) any defense arising by reason of any invalidity or
            unenforceability of any document evidencing the Indebtedness or Obligations or any disability of any other Obligor;

                  (ii) any duty of Lender to advise Obligors of any information known to Lender regarding the financial condition of any of the other; and

                  (iii) any defense arising by reason of any election by Lender pursuant to Section 1111(b)(2) of the United States Bankruptcy Code or any

                                      -3-

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            similar or successor section or based upon any borrowing or grant of a security interest under Section 364 of such Code or any similar or successor section.

            (f) Each Obligor hereby subordinates to the Indebtedness and Obligations any and all indebtedness and other obligations owed to it by the other Obligors. Furthermore, each Obligor hereby subordinates all existing and future liens, security interests, assignments and other charges and other interests it has from time to time in property of the other Obligors (whether now owned or hereafter acquired) to all liens, security interests, assignments and other charges held by Lender from time to time in such property.

      8. GENERAL.

            (a) Loan Documents. This Agreement shall constitute a "Loan Document" as such term is defined in (or used in) each of the Loan Documents.

            (b) Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

            (c) Construction. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.

            (d) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder.

            (e) Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

            (f) Joint and Several Liability. Each person or entity constituting an Obligor shall be jointly and severally liable for all of the obligations of all Obligors under this Agreement.

            (g) Further Assurances. Obligors hereby agree that at any time and from time to time, at the expense of Obligors, Obligors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Lender or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

            (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used in this Agreement, the term "this Agreement" shall include all attachments, exhibits, schedules, riders and addenda.

                                      -4-

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            (i) Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to any otherwise applicable principles of conflicts of laws.

                           [SIGNATURE PAGES TO FOLLOW]

                                      -5-

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this
Agreement constitute an instrument executed under seal, the parties have caused this Agreement to be executed under seal as of the date first written above.

                                      SENIOR BORROWER:

                                      AHC PURCHASER, INC.,
                                      a Delaware corporation

                                      By: /s/ Kristin Ferge
                                          -------------------------------------
                                      Name:  Kristin Ferge
                                      Title: Vice President
                                      Borrower's Tax ID No. 39-1981032

                                      MEZZANINE BORROWER:

                                      AHC PURCHASER HOLDING II, INC.,
                                      a Delaware corporation

                                      By: /s/ Kristin Ferge
                                          -------------------------------------
                                      Name: Kristin Ferge
                                      Title: Vice President
                                      Borrower's Tax ID No. 20-2009932

                                      NY GUARANTORS:

                                      ITHACA BUNDY TENANT, INC., a New York
                                      corporation

                                      By: /s/ Mark Ohlendorf
                                         ----------------------------------
                                         Mark Ohlendorf, President

                                      ITHACA STERLING COTTAGE OPERATOR, INC., a
                                      New York corporation

                                      By: /s/ Colleen Endsley
                                         ----------------------------------
                                         Colleen Endsley, President

                                      NIAGARA NASH TENANT, INC., a New York
                                      corporation

                                      By: /s/ Mark Ohlendorf
                                         ----------------------------------
                                         Mark Ohlendorf, President

                        (SIGNATURES CONTINUED NEXT PAGE)

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                                      NY GUARANTORS, CONTINUED:

                                      CLINTON STERLING COTTAGE OPERATOR, INC., a New York corporation

                                      By: /s/ Colleen Endsley
                                         ----------------------------------
                                         Colleen Endsley, President

                                      NIAGARA STERLING COTTAGE OPERATOR, INC., a New York corporation

                                      By: /s/ Colleen Endsley
                                         ----------------------------------
                                         Colleen Endsley, President

                                      GUARANTOR:

                                      ALTERRA HEALTHCARE CORPORATION, a Delaware corporation

                                      By: /s/ Kristin Ferge
                                         ----------------------------------
                                      Name: Kristin Ferge
                                      Title: Vice President

                                      AHC GUARANTOR:

                                      AHC PURCHASER HOLDING, INC., a Delaware
                                      corporation

                                      By: /s/ Kristin Ferge
                                         ----------------------------------
                                      Name: Kristin Ferge
                                      Title: Vice President

                                      ALS-NY:

                                      ALTERNATIVE LIVING SERVICES - NEW YORK,
                                      INC., a Delaware corporation

                                      By: /s/ Kristin Ferge
                                         ----------------------------------
                                      Name: Kristin Ferge
                                      Title: Vice President

                       (SIGNATURES CONTINUED ON NEXT PAGE)

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                                      LENDER:

                                      MERRILL LYNCH CAPITAL, a Division of
                                      Merrill Lynch Business Financial Services
                                      Inc., a Delaware corporation

                                      By: /s/ Jason Schreiber
                                         ----------------------------------
                                      Name: Jason Schreiber
                                      Title: Vice President